UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 322-7235

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Credit Agreement

On December 3, 2018 (the “Closing Date”), Prime Security Services Borrower, LLC (the “Borrower”), a Delaware limited liability company and wholly owned indirect subsidiary of ADT Inc. (“ADT”), successfully raised an additional $425.0 million of incremental term loans (the “Incremental Term Loans”) pursuant to an Incremental Assumption and Amendment Agreement No. 7 (the “Incremental Agreement”) by and among the Borrower, as borrower, Prime Security Services Holdings, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of ADT (“Holdings”), certain of the Borrower’s subsidiaries, the lenders party thereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”) and the other parties party thereto. The Incremental Agreement amended and restated the Sixth Amended and Restated First Lien Credit Agreement, dated as of July 1, 2015, as amended and restated on May 2, 2016, June 23, 2016, December 28, 2016, February 13, 2017, June 29, 2017 and March 16, 2018 (the “Existing Credit Agreement”), by and among the Borrower, Holdings, the lenders party thereto from time to time, the Administrative Agent and other parties named therein (as amended and restated by the Incremental Agreement, the “Amended and Restated Credit Agreement”) to provide for the incurrence by the Borrower of the Incremental Term Loans.

On the Closing Date, ADT used available cash and part of the proceeds of the Incremental Term Loans to consummate the previously announced acquisition (the “Acquisition”) of Fire & Security Holdings, LLC (“Red Hawk Fire & Security”). ADT intends to use the remaining proceeds of the Incremental Term Loans that are not required to fund the Acquisition, after giving effect to available funds on the Closing Date, for general corporate purposes, which may include the refinancing, redemption or repurchase of outstanding indebtedness.

The terms, conditions and covenants applicable to the Incremental Term Loans are the same as the terms, conditions and covenants applicable to the existing term loans under the Existing Credit Agreement. Additionally, the parties to the Amended and Restated Credit Agreement continue to have the same obligations set forth under the Existing Credit Agreement.

The foregoing description of the Incremental Agreement and the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Incremental Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein and the full text of the Amended and Restated Credit Agreement, which is attached as Annex A to the Incremental Agreement and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     James DeVries’ Appointment to the Board of Directors

On December 1, 2018, as previously announced, the Board of Directors (the “Board”) appointed James D. DeVries, age 55, to serve as ADT’s President and Chief Executive Officer and a member of the Board, effective as of December 1, 2018. In connection with Mr. DeVries’ appointment to the Board, the size of the Board was increased to 12 members and Mr. DeVries was appointed as a Class I director of the Board to serve in accordance with the organizational documents of ADT until his successor is duly elected and qualified or until his earlier death, resignation or removal. As an employee of ADT, Mr. DeVries will not receive a retainer or any other fees for service on the Board.

(e)    Amendment to James DeVries’ Employment Agreement

In connection with Mr. DeVries’ appointment to Chief Executive Officer of ADT, as previously announced, ADT LLC, a subsidiary of ADT, and Mr. DeVries entered into a Second Amended & Restated Employment Agreement, (the “Second Amended & Restated Employment Agreement”) on September 4, 2018, which provided that Mr. DeVries shall serve as Chief Executive Officer of ADT.

On November 30, 2018, ADT LLC and Mr. DeVries entered into an amendment to the Second Amended & Restated Employment Agreement (the “DeVries Employment Agreement Amendment”), which clarifies that, in addition to his appointment as Chief Executive Officer of ADT, Mr. DeVries will also continue to serve as President of ADT.

The foregoing description of the Second Amended & Restated Employment Agreement and the DeVries Employment Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Second Amended & Restated Employment Agreement, a copy of which is filed as Exhibit 10.12 to ADT’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the Securities and Exchange Commission on November 8, 2018, and incorporated by reference herein, and the full text of the DeVries Employment Agreement Amendment, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

As disclosed above, ADT consummated today its previously announced Acquisition of Red Hawk Fire & Security. The press release announcing the completion of the Acquisition is set forth on Exhibit 99.1 furnished herewith and incorporated by reference hereto.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Forward Looking Statements

ADT has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control and could cause future events or results to be materially different from those stated or implied in this document, or to occur at all, including among others, risk factors that are described in the ADT Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	Incremental Assumption and Amendment Agreement No. 7, dated as of December 3, 2018, by and among Prime Security Services Borrower, LLC, Prime Security Services Holdings, LLC, certain of Prime Security Services Borrower’s subsidiaries, the lenders party thereto, Barclays Bank PLC, as administrative agent and the other parties party thereto.

10.2	Amendment to the Second Amended & Restated Employment Agreement of James D. DeVries, effective as of November 30, 2018.

99.1	Press release, dated December 3, 2018, announcing completion of the acquisition of Red Hawk Fire & Security by ADT Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2018	ADT Inc.

	By:	/s/ P. Gray Finney
P. Gray Finney
Senior Vice President, Chief Legal Officer and Secretary